LightPath Technologies, Inc. 8-K

Exhibit 99.1

L IGHT P ATH T ECHNOLOGIES , I NC . (NASDAQ: LPTH) A NNUAL S HAREHOLDER M EETING J ANUARY 29, 2015

Leaders in optical and infrared solutions S AFE H ARBOR S TATEMENT This presentation contains forward - looking statements . All statements in this presentation, other than statements of historical facts, which address activities, events or developments that we expect or anticipate will or may occur in the future, including such things as future capital expenditures, growth, product development, sales, business strategy and other similar matters are forward - looking statements . These forward - looking statements are based largely on our current expectations and assumptions and are subject to a number of risks and uncertainties, many of which are beyond our control . Actual results could differ materially from the forward - looking statements set forth herein as a result of a number of factors, including, but not limited to, our products’ current state of development, the need for additional financing, competition in various aspects of its business and other risks described in this report and in our other reports on file with the Securities and Exchange Commission . In light of these risks and uncertainties, all of the forward - looking statements made herein are qualified by these cautionary statements and there can be no assurance that the actual results or developments anticipated by us will be realized . We undertake no obligation to update or revise any of the forward - looking statements contained in this presentation . NASDAQ: LPTH 2

LightPath® TECHNOLOGIES

Company Overview

LightPath Manages Light

LightPath Technologies designs, develops and manufactures high volume, mid to low cost laser optics, custom optical modules and thermal imaging assemblies.

Diversified product base, multiple markets

- Glass aspheric optics-visible and infrared
- Collimators, mounted lenses
- GRADIUM glass lenses



China Facility - Zhenjiang


100
LightPath
MAIN ENTRANCE

Corporate HQ - Orlando, FL



China Facility – Jiading Shanghai

Leaders in optical and infrared solutions 3 NASDAQ: LPTH

Leaders in optical and infrared solutions 100% 6 151 Business Overview NASDAQ: LPTH Revenue Employees Markets Served 27% 13% 29% 16% 5% 10% Distributor/Catalog Laser Industrial Instrumentation Telecommunications Defense Orlando Shanghai Zhenjiang 4

Leaders in optical and infrared solutions Company Product Lines NASDAQ: LPTH Molded Aspheric Lenses Molded Infrared Aspheric Lenses Fiber Optic Collimators Gradium Lenses 5

Leaders in optical and infrared solutions Core Technology Leverage NASDAQ: LPTH 6 Smallest Optics Available Low Cost Aspheres High Volume Manufacturing Low Cost Manufacturing

Leaders in optical and infrared solutions G LOBAL B LUE - C HIP C USTOMERS NASDAQ: LPTH 7

Leaders in optical and infrared solutions Growth Catalysts for 2015 Visible Lens Business • Optical Network Growth – Bandwidth Demand: Huawei of China, EMCOR • Internet & Mobility: Mobile Device Growth, Video, Cloud Computing, M - 2 - M, Internet - of - Things • Adoption of Digital Technology for Video Distribution, Projectors, etc. • Industrial Tool Market: Growth is Back Driven by Asia, New Applications – 2D Scanner Infrared Lens Business • Shift to Commercial Growth • Four Key Markets – 23% Shipment Growth * Automotive * Surveillance * Low - end thermography * IR Imaging in Smart Phones • Low Cost is the key • Molding is an Enabling Technology for Commercial Growth Opportunities NASDAQ: LPTH 8

Leaders in optical and infrared solutions Infrared Target Markets NASDAQ: LPTH 9 Homeland Security & Border Patrol EVS ( Enhanced Vision System) Police & Surveillance Commercial - Site Security Commercial - Fire “Dumb” Sensors – Utilities Medical Automotive – Driver’s Vision

Leaders in optical and infrared solutions Aspheric Lens Market Growth • LightPath uses three market growth models • The overall market is growing with 5 year averages from 2.2% to 5.8%. • Models used: – Model A: Growth as presented in purchased aspheric lens market study – Model B: Growth based upon Laser Focus World annual forecast combined with our own internal assumptions for how lenses are used (glass/plastic, 1L/2L) – Model C: Growth of non - data storage diode laser sales, less price erosion. 10 NASDAQ: LPTH

Leaders in optical and infrared solutions LightPath Growth* vs Aspheric Lens Market Growth 2010 - 2014 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% 7.00% 2010-2014 Model A Model B Model C LightPath *Excludes Infrared 11 NASDAQ: LPTH

Leaders in optical and infrared solutions LightPath Revenue Growth (Excludes Infrared and DARPA) $0 $2,000,000 $4,000,000 $6,000,000 $8,000,000 $10,000,000 $12,000,000 2009 2010 2011 2012 2013 2014 FY2009 – FY2014 CAGR  9.79% / year NASDAQ: LPTH 12

Leaders in optical and infrared solutions Growth in Production & Profitability Years Average Number of Lenses Sold per Year Average Gross Margin per Year Key Events 2006 - 2008 366,000 18% Opened Shanghai Plant 2009 - 2011 957,000 38% Introduced ceramic tooling and new glasses; developed 2 nd generation molding machines 2012 - 2014 2,012,000 42% Opened Zhenjiang plant; Invested in AR coating ; developed 3 rd generation molding machines NASDAQ: LPTH 13

Leaders in optical and infrared solutions Demand Creation Case Study for Visible Molded Lens HDEOI - Laser Component and Equip Manufacturer • LightPath benefiting from market growth and unique lens capabilities • Feb. 2014 order for approximately 500,000 molded aspheric lenses delivered over a 12 - month period • LPTH selected to replace traditional spherical lenses because it enabled customer to reduce component count, reduce assembly labor time, and build more compact and higher performance laser modules • Demonstrated ability to provide a low - cost platform for the manufacture of high precision glass molded aspheres • Sept. 2014 received new order for 1,000,000 molded aspheric lenses for new line of laser tool equipment for the do - it - yourself home improvement market • Delivery of these lenses to be completed before the end of calendar 2015 • Proof of concept: creating new opportunities for LightPath and its customers, due in part to our ability to create a value - added product at a relatively low cost NASDAQ: LPTH 14

Leaders in optical and infrared solutions Demand Creation Case Study for Infrared Molded Lens FLIR Sweden - Thermal Imaging Application • Lightpath benefiting from market commercialization and unique lens capability • Received orders for 9000 molded infrared aspheric lenses for delivery over next 6 months • LPTH selected due to design capability, quality and cost • Demonstrated ability to provide a low - cost platform for the manufacture of high precision glass molded aspheres • LPTH awarded single source position at rate of 2000 lenses /month replacing current supplier • Proof of concept: creating new opportunities for LightPath and its customers, due in part to our ability to create a value - added product at a relatively low cost NASDAQ: LPTH 15

Leaders in optical and infrared solutions Project Prime OBJECTIVES • Re - organize the company to better prepare or ‘prime’ the company for growth. • Areas of Major Emphasis – Sales Strategy – Technical vs. Traditional – Visible / Infrared Organization Combined • Reinforce Cultural Change – Align the organization along specific goals and accountability NASDAQ: LPTH 16

Leaders in optical and infrared solutions Project Prime Why Re - Structure • Investments Have Been Made – Capacity – Infrared Production – Coating Technology – Engineering Organization • Organization Changes – Take full advantage of investments – Improve Efficiency – Get closer to Customer – Reinforce Culture change – Align organization for acquisitions NASDAQ: LPTH 17

Leaders in optical and infrared solutions Project Prime • Executive Structure – 3 Direct R eports to CEO • Allows CEO to focus on Long Term Strategy, Acquisitions, Global Focus and Investor Relations • Structures company to integrate acquisitions Jim Gaynor CEO / President Alan Symmons Executive VP Operations Hui Yue GM China Dorothy Cipolla CFO NASDAQ: LPTH 18

Leaders in optical and infrared solutions Project Prime • Executive Vice President – Operations – New Position – Four primary responsibilities – Creates Close tie between Sales and Engineering – Operations Manager Position to be filled as needed Executive Vice President Operations Alan Symmons Engineering Sales Operations Open Quality NASDAQ: LPTH 19

Leaders in optical and infrared solutions Sales Sales is restructured to Accelerate Growth 1. Current Sales Model and Vision no longer compatible with current business model. 1. Change Sales focus to a true Technical Sales Model Emulate the IR Technical OEM Sales Focus in Visible Focus on Target accounts and Penetration into these accounts Improved Marketing Improved Teamwork for Technical Sales and Engineering 2. Will combine separate IR and Visible sales responsibility 1. Glenn Breeze is assigned Executive Director of Sales and Marketing 2. Eliminate current Director of Sales position 3. Regional Sales Managers Territories and Responsibilities Re - aligned 3. Greater Emphasis on Marketing Kimberly Clifton to head marketing effort NASDAQ: LPTH 20

Leaders in optical and infrared solutions Executive Director Sales & Marketing Glenn Breeze Marketing Customer Service Sales Engineering Western Region Sales Eastern Region Sales / Distribution Sales Sales NASDAQ: LPTH 21

Leaders in optical and infrared solutions Engineering Manager OPEN Opto - Mech Engineering Dept. Optical Design Engineering Dept. Manufacturing Engineering Dept. Engineering Engineering is re - organized Engineering Manager position created, to be filled as needed Opto - Mech. Manager Optical Engineering Manager Open Manufacturing Engineering Position NASDAQ: LPTH 22

Leaders in optical and infrared solutions CFO/Admin Officer Dorothy Cipolla Controller Accounting Manager Human Resources Purchasing / Facilities Systems Engineer Sales Finance Administrative Responsibilities Added Purchasing and Facilities added. Systems / IT Responsibility added NASDAQ: LPTH 23

Leaders in optical and infrared solutions Company Highlights • Public Company (NASDAQ: LPTH) – Strong Balance Sheet – Investments made in Capacity Increases and New Products • Strategically Located Manufacturing Facilities – Orlando, FL; Shanghai and Zhenjiang, China – Direct Access to Asian Markets – Low Cost Operating Platforms • Well Positioned Company – Diversified Products – Global Sales Footprint – Blue Chip Customer Base – Growing Base Business • Q1 FY15 Orders $3.45M – Highest quarterly order rate in 10 quarters • 12 Month Backlog Up 25% to over $5.3M at 9/30/14 vs. 6/30/14 – Significant Incremental Growth Opportunity – Infrared Products NASDAQ: LPTH 24